SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 3, 2004
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                           EXCALIBUR INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-30291                 65-0735872
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
 of incorporation)                                          Identification No.)



                   12060 FM 3083, CONROE, TEXAS          77031
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             (Address of principal executive offices)  (Zip Code)


Registrant's telephone number, including area code:  (936) 441-5100
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

      Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      Not applicable.

ITEM 5.  OTHER EVENTS.

      As previously reported, on September 30, 2003, Excalibur Industries, Inc. (the "Company") discontinued the operations of its wholly-owned subsidiaries, Excalibur Services, Inc., Excalibur Steel, Inc., and Excalibur Aerospace, Inc., (collectively, the Tulsa Operations). On December 9, 2003, Stillwater National Bank and Trust conducted a UCC-1 sale of the equipment, inventory and other assets of the Tulsa Operations in Tulsa, Oklahoma via an auctioneer hired by the bank. The net proceeds of this auction were delivered directly to Stillwater National Bank to pay for the costs of the auction, and the remaining amount was applied to the outstanding debt of the Excalibur credit facility.

      On December 31, 2003, Excalibur Steel, Excalibur Services, and Excalibur Aerospace each filed a voluntary petition for protection under Chapter 7 of the U.S. Bankruptcy Code in the United States Bankruptcy Court, Southern District of Texas. On July 26, 2004, the United States Bankruptcy Court, Southern District of Texas, discharged Excalibur Steel and Excalibur Aerospace of all of its debts and liabilities pursuant to Chapter 7 of the U.S. Bankruptcy Code, and on August 3, 2004, the United States Bankruptcy Court, Southern District of Texas, discharged Excalibur Services of all of its debts and liabilities pursuant to Chapter 7 of the U.S. Bankruptcy Code.. On the Company's annual report on Form 10-KSB for the year ended December 31, 2003 and in its quarterly report on Form 10-QSB for the period ending March 31, 2003, the Company reported $5,218,883 in net liabilities of discontinued operations, and these liabilities were discharged in the three bankruptcy proceedings.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      Not applicable.

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ITEM 8. CHANGE IN FISCAL YEAR.

      Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

      Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXCALIBUR INDUSTRIES, INC.
                                    (Registrant)


Date:  August 6, 2004               By: /s/ Matthew C. Flemming
                                       -----------------------------------------
                                       Matthew C. Flemming, Chief Financial
                                       Officer, Treasurer, Secretary and
                                       Executive Vice President

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